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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): August 15, 1996



                              STARBASE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



           DELAWARE                    0-25612                  33-0567363
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
         of Incorporation)                                Identification No.)


        18872 MACARTHUR BOULEVARD,
           IRVINE, CALIFORNIA                                       92612
(Address of Principal Executive Offices)                          (Zip Code)

                                 (714) 442-4400
              (Registrant's telephone number, including area code)



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    This Current Report on Form 8-K is filed by StarBase Corporation, a
Delaware corporation (the "Company"), in connection with the matters described herein.

ITEM 5.    OTHER EVENTS

          On August 1, 1996 StarBase Corporation made a formal request to the Vancouver Stock Exchange to delist its shares of common stock. In its request to voluntarily delist, the Company stated that its business and management are located in the United States and since the Company's common stock is also listed on the NASDAQ Electronic Bulletin Board, there is no need to maintain a listing on the Vancouver Stock Exchange.

          The Vancouver Stock Exchange responded to the request on August 9, 1996, confirming that effective at the close of business August 22, 1996, the common stock will be delisted from the Vancouver Stock Exchange at the request of the Company.

          The common stock of the Company will continue to be quoted on NASDAQ Electronic Bulletin Board.



      SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 1996                            STARBASE CORPORATION

                                               By: /s/ ROBERT W. LEIMENA
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                                                   Robert W. Leimena
                                                   Chief Financial Officer






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